UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 23, 2008
                                                  ------------------------------


                   Harleysville Savings Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-29709                        23-3028464
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street, Harleysville, Pennsylvania                             19438
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


(Registrant's telephone number, including area code)     (215) 256-8828
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

         On January 23, 2008, Harleysville Savings Financial Corporation (the "Company") issued a press release announcing its results of operations for the three months ended December 31, 2007. A copy of the press release is included as
Exhibit 99.1 and is incorporated herein by reference.

         This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01         Other Events
                  ------------

         On January 23, 2008, the Company also announced that the board of directors approved a regular quarterly cash dividend of $0.17 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable February 20, 2008 to stockholders of record as of February 6, 2008.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      The following exhibits are included with this Report:

         Exhibit No.        Description
         ----------         ----------------------------------------------------

         99.1               Press Release, dated January 23, 2008

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Harleysville Savings Financial Corporation


Date:  January 28, 2008           By: /s/ Brendan J.McGill
                                      ---------------------------------
                                      Name:  Brendan J. McGill
                                      Title: Senior Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

             Exhibit No.          Description
             ----------------     ----------------------------------------
             99.1                 Press Release dated January 23, 2008